                                                                  EXHIBIT 1.1



                                5,137,500 Shares

                            USA Waste Services, Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                                           _______________, 1995



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
DEUTSCHE MORGAN GRENFELL/
  C.J. LAWRENCE INC.
SMITH BARNEY INC.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
            Securities Corporation
          140 Broadway
          New York, New York  10005

Dear Sirs:

                 USA Waste Services, Inc., a Delaware corporation (the "Company"), and the stockholder of the Company named in Schedule II hereto, (collectively, the "Selling Stockholder"), severally propose to sell an aggregate of 5,137,500 shares of Common Stock, $.01 par value, of the Company (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Firm Shares consist of 5,000,000 shares to be issued and sold by the Company and 137,500 outstanding shares to be sold by the Selling Stockholder. The Company also proposes to issue and sell to the several Underwriters not more than

770,625 additional shares of Common Stock, $.01 par value, of the Company (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock. The Company and the Selling Stockholder are hereinafter collectively called the Sellers.

                 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (Registration No. 33-_____), including a preliminary prospectus relating to the Shares, which may be amended. The registration statement as amended on the date it became effective, on the one hand, and the prospectus constituting a part thereof in the form first used to confirm sales of Shares, on the other hand (including (a) the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, and (b) any documents or information incorporated or deemed to be incorporated by reference into such registration statement or prospectus), are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively. Any registration statement (including any amendment or supplement thereto or information which is deemed to be a part thereof) filed by the Company under Rule 462(b) of the Act (a "Rule 462(b) Registration Statement") shall be deemed to be a part of the Registration Statement. If the Company elects to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to also include, without limitation, the form of prospectus and term sheet (a "Term Sheet"), taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the Act (the "Rule 434 Prospectus"). All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even through not specifically stated, any document filed under the Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "Exchange Act") which is or is





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deemed to be incorporated by reference in the Registration Statement or the
Prospectus, as the case may be.

                 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 5,000,000 Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase from each Seller at a price per share of $______ (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto bears to the total number of Firm Shares.

                 On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell up to 770,625 Additional Shares and (ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate 770,625 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I bears to the total number of Firm Shares.

                 The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this





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Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plans, (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, and [(III) THE COMPANY MAY ISSUE THE SHARES OF ITS COMMON STOCK THAT ARE CURRENTLY REGISTERED ON ITS REGISTRATION STATEMENT NO. __ IN CONNECTION WITH ACQUISITIONS.]

                 3. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

                 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the fourth business day (or the third business day if required under Rule 15c6-1 of the Exchange Act) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the Act, the fourth business day (or the third business day if required under rule 15c6-1 of the Exchange Act) after the determination of the Purchase Price), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "Closing Date") at the offices of Andrews & Kurth L.L.P. in Dallas, Texas or at such other place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

                 Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the offices of Andrews & Kurth L.L.P. in Dallas, Texas at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to
Section 2 (an





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"Option Closing Date").  Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

                 Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer in same day funds to an account specified by the Company. The amount otherwise payable to the Company and the Selling Stockholder for the Shares shall be reduced by an amount equal to interest on the Purchase Price from the Closing Date to and including the next business day computed at Donaldson, Lufkin & Jenrette Securities Corporation's cost of funds. The Purchase Price for the Shares being sold by the Selling Stockholder shall be paid to the Company as custodian under the Custodian Agreement between the Company and the Selling Stockholder and shall be distributed according to the terms of such Custodian Agreement.

          5.  Agreements of the Company.  The Company agrees with you:

                 (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

                 (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of the receipt of comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (v)





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         of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (c) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                 (d) Not to (i) file any 462(b) Registration Statement, (ii) file any amendment or supplement to the Registration Statement, (iii) file any document under the Exchange Act which shall be deemed to be incorporated by reference into the Prospectus, or (iv) make any amendment or supplement to the Prospectus (including the issuance or filing of any Term Sheet); of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any 462(b) Registration Statement, Term Sheet or amendment or supplement to the Registration Statement or the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

                 (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.





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                 (f)  If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                 (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                 (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act.

                 (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and





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         for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                 (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                 (k)  To pay all costs, expenses, fees and taxes incident to
         (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda, (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto),
         (v) the filing fees and the fees and disbursements of counsel incurred in connection with filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the New York Stock Exchange, and (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the





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         Shares by the Underwriters or by dealers to whom Shares may be sold.

                 (l) To use its best efforts to maintain the listing of the Common Stock on the New York Stock Exchange for a period of five years after the effective date of the Registration Statement.

                 (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                 (n) To use the net proceeds received by it from the sale of Shares in the manner specified in the Prospectus under "Use of Proceeds."

                 (o) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the Act, then immediately following the determination of the Purchase Price, to prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b) of the Act, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                 (a) The Company meets the requirements for use of Form S-3; the Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                 (b) At the time the Registration Statement, any 462(b) Registration Statement or any post-effective amendment to the Registration Statement became or becomes effective, on the date that any amendment or supplement to the Prospectus is filed with the Commission, and at the Closing Date, and if later, the Option Closing Date, (i) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented,





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         if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus did not and does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                 (c) Any term sheet or prospectus subject to completion provided by the Company to the Underwriters for use in connection with the offering and sale of the Shares pursuant to Rule 434 under the Act together are not materially different from the prospectus included in the Registration Statement (exclusive of any information deemed a part thereof by virtue of Rule 434(d)). The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to
         Item 12 of Form S-3 under the Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information in the Prospectus, at the time the Registration Statement became effective and as of the Closing Date and, if later, the Option Closing Date, and during the period specified in Section 5(e), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a





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         material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (e) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (f) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                 (g) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholder) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. Upon payment of the Purchase Price and delivery of certificates representing the Shares, each of the Underwriters will receive the Shares free and clear of all liens, security interests or encumbrances.

                 (h) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof incorporated by reference in the Prospectus.





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                 (i)  Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

                 (j) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

                 (k) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the Company's knowledge, no such proceedings are threatened or contemplated. Except as disclosed on Annex II hereto, no material development has occurred with respect to the matters described under the caption "Item 1 - Legal Proceedings" in the Company's Form 10-Q for the quarterly period ended June 30, 1995 or the caption "Description of Chambers-Legal Proceedings" in the Company's Proxy Statement, Annual Report and Prospectus dated May 19, 1995 (the "Proxy Statement"). No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.





                                      -12-
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                 (l)  Neither the Company nor any of its subsidiaries has
         violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

                 (m) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business as currently being conducted and as the Company expects it to be conducted except where the failure to have such permits would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

                 (n) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not,





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         except to the extent properly accrued for in the Company's financial statements, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (o) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder that might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                 (p) The Company and each of its subsidiaries maintains insurance as is customary in the industry.

                 (q) Coopers & Lybrand LLP, Deloitte & Touche LLP and Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Act.

                 (r) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or schedules are required by the Act or the Exchange Act to be included in the Registration Statement or the Prospectus.

                 (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (t) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement, which has not been waived.

                 (u) The Shares are duly authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

                 (v) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                 (w) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement.

                 (x) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

                 (y) There is (i) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or
         (ii) above, which, singly or in the aggregate could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (z) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (aa) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                 (ab) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, or if later, the Option Closing Date
         (i) there has not been and will not have been, except as set forth in or as contemplated by the Registration Statement and the Prospectus any change in the capitalization, long term or short term debt or in the capital stock or equity of the Company or any of its subsidiaries,
         (ii) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor has it entered into any material transactions other than pursuant to this Agreement, and the transactions referred to herein, or as contemplated in the Prospectus, and (iii) there has not been any material adverse effect, or any development involving a prospective material adverse effect, in or affecting the general affairs, management, financial position, shareholders' equity (or, with respect to Partnership Subsidiaries, partnership capital), net worth or results of operations of the Company and its subsidiaries.

                 (ac) The Company and its affiliates have not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

Any certificate or other document signed by any officer or authorized representative of the Company or any Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matter covered thereby.

                 7. Representations and Warranties of the Selling Stockholder. Each Selling Stockholder severally represents and warrants to each Underwriter that:

                 (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever (other than restrictions under federal or state securities laws).

                 (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                 (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling Stockholder and the Company, as Custodian (the "Custody Agreement") and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law or public policy.

                 (d) The power of attorney signed by such Selling Stockholder appointing Earl E. DeFrates and Gregory T. Sangalis, or either one of them, as such Selling Stockholder's attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized Earl
         E. DeFrates and Gregory T. Sangalis or either one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

                 (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                 (f) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

                 (g) Such parts of the Registration Statement under the caption "Selling Stockholder" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

                 (h) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(g) above, the Selling Stockholder will immediately notify you of such change.

                 8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein.

                 (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact under the caption "Selling Stockholder" in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein. Notwithstanding the foregoing, the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder.

                 (c) The indemnity agreement contained in paragraphs 8(a) and 8(b), with respect to any preliminary prospectus, shall not inure to the benefit of any Underwriter to the extent that any loss, claim, damages or liability results from the fact that a copy of the Prospectus was not sent or given by or on behalf of such Underwriter to the person asserting any such loss, claim, damages or liability to the extent that the Prospectus would have cured the defect giving rise to such loss, claim, damages, liability or judgment if such Underwriter shall have been provided with the number of copies of the Prospectus requested by such Underwriter and it is judicially determined that such delivery was required under the Securities Act and was not so made.

                 (d) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company or the Selling Stockholder, such Underwriter shall promptly notify the Company or the Selling Stockholder, as applicable, in writing and the Company or the Selling Stockholder, as applicable, (the "indemnifying party") shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any

Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the indemnifying part shall have failed to assume the defense and employ counsel or
(iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying part (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). A Seller shall not be liable for any settlement of any such action effected without the written consent of such Seller but if settled with the written consent of such Seller, such Seller agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than forty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (e) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholder and any person controlling such Selling Stockholder shall have the rights and duties given to the Underwriter, by Section 8(d) hereof.

                 (f) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(f) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint. Notwithstanding the provisions of this Section 8, the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the aggregate purchase price received by the Selling Stockholder from the sale of the Selling Stockholder's Shares hereunder exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay to persons who also have claims against the Underwriter by reason of the misstatement or omission that would have given rise to such indemnification.

                 (g) Each Seller hereby designates Corporation Trust Company, [ADDRESS OF COMPANY], (a Delaware corporation) as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in Section 13 hereof.

                 9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters under this Agreement are subject to the satisfaction of each of the following conditions:

                 (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date and the Option Closing Date with the same force and effect as if made on and as of the Closing Date or the Option Closing Date, as the case may be.

                 (b) The Registration Statement shall have become effective not later than 5:00 P.M., (and in the case of a Registration Statement filed under 462(b) of the Act, not later than 10:00 p.m.) New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date and the Option Closing Date, as the case be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                 (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company,
         (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date and the Option Closing Date you shall have received a certificate dated the Closing Date, and the Option Closing Date, as the case may be, signed by John E. Drury and Earl E. DeFrates, in their capacities as the Client Executive Officer and Chief Executive Officer of the Company, confirming the matters set forth in paragraphs (a), (b), and
         (c) of this Section 9.

                 (d) All the representations and warranties of the Selling Stockholder contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

                 (e) You shall have received on the Closing Date and the Option Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date or the Option Closing, as applicable, of Andrews & Kurth L.L.P., counsel for the Company and the Selling Stockholder, to the effect that:

                           (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                          [(ii)  the Company and each of its subsidiaries is
                 duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;]

                          (iii) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any statutory preemptive rights or, to the knowledge of such counsel, any other similar rights;

                          (iv) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement of rights to indemnity and contribution thereunder may be limited under applicable laws or principles of public policy and subject to the qualifications that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding is equity or at law));

                          (v) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                          (vi) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                          (vii) the statements under the captions "Description of USA Waste Capital Stock" in the Proxy Statement and "Underwriting" in the Prospectus and Item 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents;

                          (viii) the execution, delivery and performance of this Agreement by the Company and the Selling Stockholder, compliance by the Company and the Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company;

                          (ix) to such counsel's knowledge, there are no legal or governmental proceeding pending or threatened to which the Company is a party or to which any of its property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required; such counsel does not have any reason to believe that the description of litigation in the Prospectus is not accurate and complete in all material respects;

                          (x) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                          (xi) (1) the Registration Statement, the Prospectus, any supplement or amendment thereto and each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus (except for financial statements, financial and statistical information contained therein as to which no opinion need be expressed) comply as to form in all material respects with the Act, and
                 (2) such counsel believes that (except for financial statements, financial and statistical information contained therein, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, and financial and statistical information, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (f) You shall have received on the Closing Date and the Option Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Snell & Smith L.L.P., counsel for the Company, to the effect that:

                          (i) each of the Company's subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                          [(ii)  the Company and each of its subsidiaries is
                 duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;]

                          (iii) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                          (iv) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholder) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any statutory preemptive rights or, to the knowledge of such counsel, any other similar rights;

                          (v) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

                          (vi) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of any of the Company's subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

                          (vii) to such counsel's knowledge there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required; such counsel does not have any reason to believe that the description of litigation in the Prospectus is not accurate and complete in all material respects;

                          (viii) to such counsel's knowledge, except as described in the Prospectus, neither the Company nor any of its subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

                          (ix) to such counsel's knowledge, the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus except where the failure to have such permits would not have a material adverse effect on the Company and its subsidiaries taken as a whole; to such counsel's knowledge, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

                          (x) to such counsel's knowledge, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company as a result of filing the Registration Statement, which have not been waived;

                          (xi)  such counsel believes that (except for
                 financial statements, financial and statistical information contained therein, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, and financial and statistical information, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (xii)  all descriptions in the Prospectus of
                 statutes, regulations or legal or governmental proceedings in all material respects are accurate and fairly present the information required to be shown;

                 (g) You shall have received on the Closing Date and the Option Closing Date an opinion (satisfactory to you and counsel for the underwriters), dated the Closing Date or the Option Closing Date, as applicable, of __________, counsel for the Selling Stockholder, to the effect that:

                          (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law or public policy, and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies and to an implied duty of good faith and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity));

                          (ii) the execution, delivery and performance of this Agreement by the Selling Stockholder, compliance by the Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Selling Stockholder or any material agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Selling Stockholder or its properties (other than federal or state securities or blue sky laws, as to which such counsel need not opine);

                          (iii)  the Custody Agreement has been duly
                 authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms (except as enforcement of rights to indemnity and contribution thereunder may be limited under applicable laws or public policy, and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies and to an implied duty of good faith and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity));

                          (iv) the Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by federal or state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and the Custody Agreement;

                          (v) upon delivery of certificates for the shares to be sold by the Selling Stockholder under this Agreement and the payment therefor as contemplated by this Agreement, each Underwrite that is a "bona fide purchaser" (as defined in Section ____ of the New York Uniform Commercial Code) will acquire all the rights of the Selling Stockholder in such Shares, free of any adverse claim (assuming solely for purposes of this opinion that such sale is governed by Article 8 of the New York Uniform Commercial Code); and

                          (vi) the power of attorney signed by the Selling Stockholder appointing Earl E. DeFrates and Gregory T. Sangalis, or either of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and are valid and binding instruments of the Selling Stockholder enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies and to an implied duty of good faith and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and pursuant to such power of attorney, the Selling Stockholder has authorized Gregory T. Sangalis and Earl E. DeFrates, or either of them, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by them pursuant to this Agreement

                 Andrews & Kurth L.L.P. and Snell & Smith L.L.P., in giving their opinions with respect to the matters covered by clauses (e)(ix) and (f)(xi) may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                 In giving the opinions described in clause (e), (f) and (g) above, such counsel may rely as to factual matters on information set forth in certificates of the Sellers or public officials.

                 The opinion of Andrews & Kurth L.L.P. and Snell & Smith L.L.P. described in paragraphs (e) and (f) above shall be rendered to you at the request of the Company and shall so state therein and the opinion of _________ described in paragraph (g) above shall be rendered to you at the request of the Selling Stockholder and shall so state therein.

                 (h) You shall have received on the Closing Date and the Option Closing Date an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of McDermott, Will & Emery, counsel for the Underwriters, in form and substance satisfactory to you. In giving such opinion with respect to the matters covered by clause (xvii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                 (i) You shall have received a letter on and as of the Closing Date and the Option Closing Date, in form and substance satisfactory to you, (i) from Coopers & Lybrand LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Coopers & Lybrand LLP on the date of this Agreement, and (ii) from Deloitte & Touche L.L.P., independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and in each case substantially in the form and substance of the letter delivered to you by such firm on the date of this Agreement.

                 (j) The Company and the Selling Stockholder shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date or the Option Closing Date as the case may be.

                 (k) You shall have received on the Closing Date, a certificate of each Selling Stockholder who is not a U.S. Person to the effect that such Selling Stockholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 10. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

                 This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary,
(v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                 If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

                 11. Agreements of the Selling Stockholder. Each Selling Stockholder severally agrees with you and the Company:

                 (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and

                 (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed by the Selling Stockholder under this Agreement prior to the Closing Date and to satisfy all conditions precedent required to be satisfied by the Selling Stockholder to the delivery of the Shares pursuant to this Agreement.

                 12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to USA Waste Services, Inc., 5000 Quorum Drive, Suite 300, Dallas, Texas 75240, (b) if to the Selling Stockholder, to the Company at the address set forth above and
(c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New

York 10005, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                 The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholder, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers,
(ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

                 If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                 Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

                 This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                 This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholder and the several Underwriters.


                                     Very truly yours,

                                     USA WASTE SERVICES, INC.



                                     By____________________________
                                       Title:




                                     THE SELLING STOCKHOLDER NAMED
                                       IN SCHEDULE II HERETO



                                     By____________________________
                                              Attorney-in-fact



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
DEUTSCHE MORGAN GRENFELL/
  C.J. LAWRENCE INC.
SMITH BARNEY INC.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION


   By__________________________

                                   SCHEDULE I


                                             Number of Firm Shares
   Underwriters                                 to be Purchased
   ------------                              ---------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation
Deutsche Morgan Grenfell/
  C.J. Lawrence Inc.
Smith Barney Inc.





                                             ______________________

                                  Total


                                  SCHEDULE II

                              Selling Stockholder


                                                   Number of Firm
   Name                                            Shares Being Sold
   ----                                            -----------------
The First National
Bank of Boston                                              137,500





                                                       ________________
                                                            137,500
                            Total

                                    ANNEX I

                         Required Stockholder Lock-ups


Robert F. Smith

John G. Rangos, Jr.

John Rangos Development Corporation, Inc.